Exhibit 99.2

PHH Corporation Investor Presentation Fourth Quarter 2009 Earnings Conference Call March 1, 2010

Important Disclosures Forward-Looking Statements Statements in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "projects," "estimates," "plans," "potential," "may increase," "may result," "will result," "may fluctuate," "run rate," "outlook," and similar expressions or future or conditional verbs such as "will," "should," "would," "may" and "could" are generally forward-looking in nature and not historical facts. Certain factors that could cause actual results, performance or achievements to differ materially from those expressed in such forward-looking statements are described under the headings "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Investors are cautioned not to place undue reliance on any forward-looking statements. Except for our ongoing obligations to disclose material information under the federal securities laws and applicable stock exchange listing standards and unless otherwise required by applicable law, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events. Basis of Presentation of Financial Data Unless noted otherwise in this presentation, all reported financial data is being presented as of the period ended December 31, 2009 (unaudited). Non-GAAP Financial Measures This presentation contains certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"), including "Core Earnings." As "Core Earnings" is an incomplete measures of the Company's financial performance and involve differences from segment profit (loss), Income (loss) before income taxes, Net income (loss) attributable to PHH Corporation and Basic earnings (loss) per share attributable to PHH Corporation computed in accordance with GAAP, this non-GAAP financial measure should be considered as supplementary to, and not as a substitute for, segment profit (loss), Income (loss) before income taxes, Net income (loss) attributable to PHH Corporation or Basic earnings (loss) per share attributable to PHH Corporation computed in accordance with GAAP as a measure of the Company's financial performance. The Company believes that this non- GAAP financial measure is useful to investors because it provides a means by which investors can evaluate the Company's underlying core operating performance, exclusive of certain items that investors may consider to be non-core in nature. The Company also believes that any meaningful analysis of the Company's financial performance by investors requires an understanding of the factors that drive the Company's underlying core operating performance as distinguished from the factors that are included in computing segment profit (loss), Income (loss) before income taxes, Net income (loss) attributable to PHH Corporation and Basic earnings (loss) per share attributable to PHH Corporation in accordance with GAAP and that may obscure such core operating performance for a given period or periods. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure as required by Regulation G are shown in the Appendix attached to this presentation.

Strengthened and diversified funding Additional plans expected to be executed in early 2010 Launched transformation effort expected to generate annual run rate expense reductions of $100M-$120M and a sustainable, through the cycle, ROE of 13% by early 2011 Addressed lease interest rate mismatch in fleet segment Developed core earnings measure to provide greater transparency in how we create economic value 2009 Accomplishments

GAAP results reflected solid operating performance in Mortgage Production and Fleet Management Services segments Fourth quarter Net income of $97M; Basic EPS of $1.76 Full year Net income of $153M; Basic EPS of $2.80 Four consecutive quarters of profitability in Mortgage Production Strong performance in Fleet Management Services 2009 Results

Provides greater clarity in understanding our business results Supplements GAAP earnings Excludes certain adjustments in MSR valuation Driven primarily by interest rate volatility and other estimates Core earnings (after-tax)*: For fourth quarter 2009, was $55M or $0.99 per share For the full year 2009, was $142M or $2.60 per share Core Earnings * Core earnings (after tax) is a non-GAAP financial measure. See "Non-GAAP Financial Measures Reconciliation" included in the Appendix to this presentation for reconciliations required under Regulation G.

Mortgage Production Results Mortgage Production profit of $65M for Q409; $306M FY 2009 $8.7B in production volume for the quarter 26% was fee-based; balance was loans closed to be sold 51% of PHH volumes were purchase closings; industry was 35% Production volume was $37.6B FY 2009 Expect our purchase volume to remain significant percentage of total volumes for 2010 with federal homebuyer tax credit extension Weighted-average pricing margins favorable at 134 bps for Q409 Margins fell slightly in December and margin pressure continued in Q110

Mortgage Servicing core earnings (pre-tax) of $15M in Q409 and $(105M) for FY 2009 driven by: FY 2009 net finance expense of $49M due to low short-term interest rates FY 2009 combined provision for reserves of $105M for reinsurance and foreclosure Delinquencies rose slightly from 9/30/09 from 4.54% to 4.68% at 12/31/09 based on UPB For full year 2009, we increased the servicing portfolio UPB $1.7B year-over-year Weighted average interest rate of 5.3% on the servicing portfolio down 50 bps from 12/31/08 Mortgage Servicing Results

Fleet Management Services Results Pre-tax segment profit of $15M for Q409 Pre-tax segment profit of $54M for FY 2009 Continued to benefit from improving trends in securitization markets Funding strengthened Successfully addressed lease interest rate mismatch

Funding Update Sold excess servicing for approximately $83M net proceeds Sold $300M Chesapeake securities; proceeds used to reduce revolver balance Completed Canadian securitization in January, reducing revolver balance another $343M Availability of revolver is over $1B in mid-February 2010

Funding Outlook In active revolver renewal negotiations Discussions on mortgage warehouse facility with multiple lenders including renewal discussions with RBS Discussions with both U.S. and Canadian conduit banks for additional fleet funding Our goal is to have discussions complete by Q210

Outlook for 2010 -- Mortgage Mortgage market expected to decline 32% Implementing plans to maintain revenue at 2009 levels Increasing market share from approximately 2% to 3% Reviewing all existing channels, including increasing sales penetration rate at Realogy Looking to expand new channels including wholesale/correspondent Becoming the most efficient provider of services will increase our competitive position

Outlook for 2010 -- Fleet Focus on regaining market share Through cost competitive and differentiated products and services Maintaining industry leadership position in innovation Marketing to new and existing accounts Re-signing lost accounts Greater focus on both small and government fleets

PHH Outlook Taking proactive steps to capitalize on opportunities Increase market share Improve internal processes Permanent cost reductions Maintain excellent customer service Funding picture strengthened Goal of sustainable, through the cycle, ROE of 13% in 2011

Appendix

Consolidated Results

Core Earnings

Non-GAAP Financial Measures Reconciliation ________ (1) Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model. For the year ended December 31, 2008, this amount includes Net derivative loss related to MSRs of $179 million. (2) Represents the Change in fair value of MSRs primarily due to changes in estimated portfolio delinquencies and foreclosures. (3) Incremental effective tax rates of 41% and 39% were applied to the MSRs fair value adjustments and the reverse termination fee related to the proposed GE merger, net, respectively, to arrive at the net of taxes amounts for the three months and years ended December 31, 2008 and 2009. (4) Basic weighted-average shares outstanding of 54.871 million and 54.340 million for the three months ended December 31, 2009 and 2008, respectively, and 54.625 million and 54.284 million for the year ended December 31, 2009 and 2008, respectively, were used to calculate per share amounts.